                                                                  EXHIBIT 99.7
                                                                  EXECUTION COPY

                     GUARANTEE OF MERRILL LYNCH & CO., INC.

     FOR VALUE RECEIVED, receipt of which is hereby acknowledged, MERRILL LYNCH
& CO., INC., a corporation duly organized and existing under the laws of the
State of Delaware ("ML & CO."), hereby unconditionally guarantees to LaSalle
Bank National Association, as certificate administrator on behalf of the ML-CFC
Commercial Mortgage Trust 2006-1 (the "Company"), the due and punctual payment of any and all amounts payable by Merrill Lynch Capital Services, Inc., a corporation organized under the laws of the State of Delaware ("MLCS"), its successors and permitted assigns, to the extent such successors or permitted assigns are direct or indirect subsidiaries of ML & Co., under the terms of the
Master Agreement relating to the ML-CFC Commercial Mortgage Trust 2006-1, Class
A-3FL Certificates between the Company and MLCS, dated as of March 22, 2006 (the
"Agreement"), including, in case of default, interest on any amount due, when and as the same shall become due and payable, whether on the scheduled payment dates, at maturity, upon declaration of termination or otherwise, according to the terms thereof. In case of the failure of MLCS punctually to make any such payment, ML & Co. hereby agrees to make such payment, or cause such payment to be made, promptly upon demand made by the Company to ML & Co.; provided, however that delay by the Company in giving such demand shall in no event affect ML &
Co.'s obligations under this Guarantee. This Guarantee shall remain in full force and effect or shall be reinstated (as the case may be) if at any time any payment guaranteed hereunder, in whole or in part, is rescinded or must otherwise be returned by the Company upon the insolvency, bankruptcy or reorganization of MLCS or otherwise, all as though such payment had not been made.

     THIS GUARANTEE SHALL BE ONE OF PAYMENT AND NOT COLLECTION. ML & Co. hereby agrees that its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Agreement; the absence of any action to enforce the same; any waiver or consent by the Company concerning any provisions thereof; the rendering of any judgment against MLCS or any action to enforce the same; or any other circumstances that might otherwise constitute a legal or equitable discharge of a guarantor or a defense of a guarantor. ML &
Co. covenants that this guarantee will not be discharged except by complete payment of the amounts payable under the Agreement. This Guarantee shall continue to be effective if MLCS merges or consolidates with or into another entity, loses its separate legal identity or ceases to exist.

     ML & Co. hereby waives diligence; presentment; protest; notice of protest, acceleration, and dishonor; filing of claims with a court in the event of insolvency or bankruptcy of MLCS; all demands whatsoever, except as noted in the first paragraph hereof; and any right to require a proceeding first against
MLCS.

     ML & Co. hereby certifies and warrants that this Guarantee constitutes the valid obligation of ML & Co. and complies with all applicable laws.

     This Guarantee shall be governed by, and construed in accordance with, the laws of the State of New York.

     This Guarantee may be terminated at any time by notice by ML & Co. to the
Company given in accordance with the notice provisions of the Agreement, effective upon receipt of such notice by the Company or such later date as may be specified in such notice; provided, however, that this Guarantee shall continue in full force and effect, and shall be irrevocable, with respect to any payment obligation of MLCS under the Agreement entered into prior to the effectiveness of such notice of termination.

     This Guarantee becomes effective concurrent with the effectiveness of the
Agreement, according to its terms.

     IN WITNESS WHEREOF, ML & Co. has caused this Guarantee to be executed in its corporate name by its duly authorized representative.

MERRILL LYNCH & CO., INC.

By: /s/ Patricia Kropiewnicki
    ---------------------------------
Name: Patricia Kropiewnicki
Title: Designated Signatory

Date: March 29, 2006